UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 26, 2021

TC PipeLines, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35358	52-2135448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Louisiana Street, Suite 700
Houston, TX	77002-2761
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(877) 290-2772

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units representing limited partner interests	TCP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01.	Other Events

On January 26, 2021, TC PipeLines, LP (the “Partnership”) issued a press release announcing that it has established a record date of January 15, 2021 and a meeting date of February 26, 2021 for a special meeting of its common unitholders to be held at 10:00 a.m., Central Time. In light of the COVID-19 pandemic and to support the well-being of the Partnership’s common unitholders, the special meeting will be held in a virtual meeting format only via live webcast. At the special meeting, the Partnership’s common unitholders will vote on the previously announced proposed merger of the Partnership and an indirect subsidiary of TC Energy Corporation (“TC Energy”), pursuant to the Agreement and Plan of Merger dated as of December 14, 2020, by and among the Partnership, TC PipeLines GP, Inc., TC Energy, TransCan Northern Ltd., TransCanada PipeLine USA Ltd, and TCP Merger Sub, LLC (the “Merger Agreement”). The Partnership’s common unitholders of record at the close of business on January 15, 2021 will be entitled to receive notice of the special meeting and to vote at the special meeting. The press release also announced that the Partnership has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) for the special meeting of its common unitholders and the Partnership expects to commence mailing the definitive proxy statement on or about January 28, 2021 to its common unitholders.

The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This communication contains forward-looking statements. These forward-looking statements generally include statements regarding the potential transaction between TC Energy and the Partnership, including any statements regarding the expected timetable for completing the potential transaction, the ability to complete the potential transaction, the expected benefits of the potential transaction, projected financial information, future opportunities, and any other statements regarding TC Energy’s and the Partnership’s future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “expects,” “intends,” “plans,” “targets,” “forecasts,” “projects,” “believes,” “seeks,” “schedules,” “estimates,” “positions,” “pursues,” “may,” “could,” “should,” “will,” “budgets,” “outlook,” “trends,” “guidance,” “focus,” “on schedule,” “on track,” “is slated,” “goals,” “objectives,” “strategies,” “opportunities,” “poised,” “potential” and similar expressions. All such forward-looking statements are based on current expectations of TC Energy’s and the Partnership’s management and therefore involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Key factors that could cause actual results to differ materially from those projected in the forward-looking statements include the ability to obtain the requisite Partnership unitholder approval; uncertainties as to the timing to consummate the potential transaction; the risk that a condition to closing the potential transaction may not be satisfied; the risk that regulatory approvals are not obtained or are obtained subject to conditions that are not anticipated by the parties; the effects of disruption to TC Energy’s or the Partnership’s respective businesses; the effect of this communication on the price of TC Energy’s common shares or the Partnership’s common units; the effects of industry, market, economic, political or regulatory conditions outside of TC Energy’s or the Partnership’s control; transaction costs; TC Energy’s ability to achieve the benefits from the proposed transaction; and the diversion of management time on transaction-related issues. Other important factors that could cause actual results to differ materially from those in the forward-looking statements are: the impact of downward changes in oil and natural gas prices, including any effects on the creditworthiness of shippers or the availability of natural gas in a low oil price environment; the impact of litigation and other opposition proceedings on the ability to begin work on projects and the potential impact of an ultimate court or administrative ruling to a project schedule or viability; uncertainty surrounding the impact of global health crises that reduce commercial and economic activity, including the recent outbreak of the COVID-19 virus, and the potential impact on the respective businesses of TC Energy and the Partnership; the potential disruption or interruption of operations due to war, accidents, political events, civil unrest, severe weather, cyber threats, terrorist acts, or other natural or human causes beyond the parties’ control; and the potential liability resulting from pending or future litigation. Other unpredictable or unknown factors not discussed in this communication could also have material adverse effects on forward-looking statements. The Partnership assumes no obligation to update any forward-looking statements, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Additional factors that could cause results to differ materially from those described above can be found in the Partnership’s most recent Annual Report on Form 10-K, as it may be updated from time to time by quarterly reports on Form 10-Q and current reports on Form 8-K all of which are available on the Partnership’s website at https://www.tcpipelineslp.com/investors/reports-and-filings/ and on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov, and in TC Energy’s most recent Annual Report on Form 40-F, as it may be updated from time to time by current reports on Form 6-K all of which are available on TC Energy’s website at https://www.tcenergy.com/investors/reports-and-filings/ and on the SEC’s website at http://www.sec.gov.

Important Information for Investors and Unitholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

This communication may be deemed to be solicitation material in respect of the potential transaction. In connection with the potential transaction, on January 22, 2021, TC Energy filed with the SEC an amendment to the registration statement on Form F-4 that was originally filed on January 11, 2021 containing a prospectus of TC Energy and a proxy statement of the Partnership. The registration statement was declared effective on January 26, 2021, and the Partnership expects to commence mailing the definitive proxy statement/prospectus to common unitholders of the Partnership on or about January 28, 2021. This communication is not a substitute for the proxy statement/prospectus or registration statement or for any other document that TC Energy or the Partnership filed with the SEC or sent to the Partnership’s common unitholders in connection with the potential transaction. INVESTORS AND SECURITY HOLDERS OF TC ENERGY AND THE PARTNERSHIP ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by TC Energy or the Partnership through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by TC Energy will be available free of charge on TC Energy’s website at https://www.tcenergy.com/investors/reports-and-filings/ and copies of the documents filed with the SEC by the Partnership will be available free of charge on the Partnership’s website at https://www.tcpipelineslp.com/investors/reports-and-filings.

TC Energy and the Partnership, and certain of their respective directors, certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the potential transaction under the rules of the SEC. Information about the directors and executive officers of TC Energy is set forth in its Management Information Circular, dated February 27, 2020, which was filed as Exhibit 99.1 to TC Energy’s Current Report on Form 6-K, filed with the SEC on March 16, 2020. Information about the directors and executive officers of the Partnership is set forth in its Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the SEC on February 20, 2020, and its Current Reports on Form 8-K, filed with the SEC on September 17, 2020 and November 13, 2020. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the potential transaction is included in the registration statement and proxy statement/prospectus. These documents can be obtained free of charge from the sources indicated above.

Item 9.01.	Financial Statements And Exhibits

(d)            Exhibits.

Exhibit Number	Description
99.1	Press Release, dated January 26, 2021, issued by TC PipeLines, LP
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TC PipeLines, LP
By: TC PipeLines GP, Inc., its general partner

Date: January 27, 2021

By:	/s/ Jon A. Dobson
Name:	Jon A. Dobson
Title:	Secretary

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